                               POWER OF ATTORNEY



    Each person whose signature appears below hereby constitutes and appoints Helge K. Lee and Michael A. Silver, and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign the Registration Statement and any and all Amendments to the Registration Statement (including Post-Effective Amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                               AIM GROWTH SERIES



  /s/  WILLIAM J. GUILFOYLE               Trustee, Chairman of the
----------------------------------------  Board and President                     May 7, 1998
William J. Guilfoyle

  /s/  C. DEREK ANDERSON
----------------------------------------  Trustee                                 May 7, 1998
C. Derek Anderson

  /s/  FRANK S. BAYLEY
----------------------------------------  Trustee                                 May 7, 1998
Frank S. Bayley

  /s/  ARTHUR C. PATTERSON
----------------------------------------  Trustee                                 May 7, 1998
Arthur C. Patterson

  /s/  RUTH H. QUIGLEY
----------------------------------------  Trustee                                 May 7, 1998
Ruth H. Quigley

                               POWER OF ATTORNEY



    Each person whose signature appears below hereby constitutes and appoints Helge K. Lee and Michael A. Silver, and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign the Registration Statement and any and all Amendments to the Registration Statement (including Post-Effective Amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                GROWTH PORTFOLIO



  /s/  WILLIAM J. GUILFOYLE               Trustee, Chairman of the
----------------------------------------  Board and President                     May 7, 1998
William J. Guilfoyle

  /s/  C. DEREK ANDERSON
----------------------------------------  Trustee                                 May 7, 1998
C. Derek Anderson

  /s/  FRANK S. BAYLEY
----------------------------------------  Trustee                                 May 7, 1998
Frank S. Bayley

  /s/  ARTHUR C. PATTERSON
----------------------------------------  Trustee                                 May 7, 1998
Arthur C. Patterson

  /s/  RUTH H. QUIGLEY
----------------------------------------  Trustee                                 May 7, 1998
Ruth H. Quigley